UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2025

PERMIAN RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37697	47-5381253
(State or other jurisdiction of incorporation)	(Registration Number)	(IRS Employer Identification No.)

300 N. Marienfeld St., Suite 1000

Midland, Texas 79701

(Address of principal executive office, including zip code)

Registrant’s telephone number, including area code: (432) 695-4222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Master Reorganization Agreement and Share Surrender and Unit Exchange Agreement

On December 22, 2025, Permian Resources Corporation, a Delaware corporation (the “Company,” “we,” “us” or “our”), PRC NewCo Inc, a Delaware corporation (“New PR”), Permian Resources Operating, LLC, a Delaware limited liability company and consolidated subsidiary of the Company (“OpCo”), and PRC NewCo II Inc, a Delaware corporation, entered into the Master Reorganization Agreement (the “Master Reorganization Agreement”), pursuant to which, upon the effective time (the “Effective Time”) of the merger pursuant to the Master Reorganization Agreement, the Company will become a wholly owned subsidiary of New PR, which will replace the Company as the public company trading on The New York Stock Exchange (such transactions, collectively with the Class C Share Cancellation and the OpCo Unit Exchange (each, as defined below), the “Reorganization”). Pursuant to the Reorganization, each share of the Company’s Class A common stock, par value $0.0001 per share (each, a “Company Class A Share”), will be exchanged for one share of New PR’s Class A common stock, par value $0.0001 per share (each, a “New PR Class A Share”), and each share of the Company’s Class C common stock, par value $0.0001 per share (each, a “Company Class C Share”), other than those Company Class C Shares to be cancelled in the Class C Share Cancellation, will be exchanged for one share of New PR’s Class C common stock, par value $0.0001 per share (each, a “New PR Class C Share”). The New PR Class A Shares will continue to trade on the New York Stock Exchange under the ticker symbol “PR.”

In connection with the Company’s entry into the Master Reorganization Agreement, certain holders (collectively, the “Contributing Members”) of units representing limited liability company interests in OpCo (“OpCo Units”) are expected to enter into the Share Surrender and Unit Exchange Agreement (the “Share Surrender and Unit Exchange Agreement”) with the Company and New PR to surrender the Company Class C Shares corresponding to their OpCo Units, which such Company Class C Shares will be cancelled for no consideration (the “Class C Share Cancellation”), and such OpCo Units will be exchanged for New PR Class A Shares, as described in more detail in the Share Surrender and Unit Exchange Agreement, in the OpCo Unit Exchange.

The Reorganization will be conducted pursuant to Section 251(g) of the General Corporation Law of the State of Delaware, which provides for the formation of a holding company without a vote of the shareholders of the constituent corporation. The Company anticipates completing the Reorganization in the first quarter of 2026.

The Reorganization contemplates that:

•

immediately prior to Effective Time, the Class C Share Cancellation will occur, pursuant to which the Company Class C Shares corresponding to the OpCo Units that will be contributed to New PR by Contributing Members in the OpCo Unit Exchange will be surrendered and cancelled for no consideration;

•

at the Effective Time, each Company Class A Share issued and outstanding immediately prior to the Effective Time will be exchanged for one New PR Class A Share having the same designations, rights, powers and preferences, and qualifications, limitations and restrictions, as Company Class A Shares, and the holders of Company Class A Shares will become stockholders of New PR;

•

at the Effective Time, each Company Class C Share issued and outstanding following the Class C Share Cancellation and immediately prior to the Effective Time will be exchanged for one New PR Class C Share, having the same designations, rights, powers and preferences, and the qualifications, limitations and restrictions, as the Company Class C Shares, and the holders of Company Class C Shares will become stockholders of New PR;

•

immediately following the Effective Time, Contributing Members will exchange their OpCo Units for newly issued New PR Class A Shares, on a one-for-one basis (the “OpCo Unit Exchange”), pursuant to which each Contributing Member will contribute all of its OpCo Units to New PR in exchange for an equal number of newly issued New PR Class A Shares;

•

the Company will become a direct, wholly owned subsidiary of New PR and will continue to hold all of the issued and outstanding OpCo Units it held as of immediately prior to the Effective Time, and such OpCo Units will otherwise be unaffected by the Reorganization;

•	OpCo will become a partially owned subsidiary of New PR, with New PR’s interest in OpCo owned partially directly and partially indirectly (through the Company and its subsidiaries);

•

the limited liability company agreement of OpCo (the “Existing OpCo LLCA”) will be amended to reflect, among other things, that (i) New PR has been designated as the managing member of OpCo, (ii) New PR has replaced the Company in such limited liability company agreement as the relevant publicly listed parent company and (iii) the continuing holders of OpCo Units will continue to have the redemption rights with respect to their OpCo Units (together with a corresponding number of New PR Class C Shares) as set forth in the Existing OpCo LLCA, except that OpCo Units will instead be redeemable for New PR Class A Shares;

•

as of the Effective Time, New PR will assume (a) the Permian Resources Corporation 2023 Long Term Incentive Plan (the “LTIP”), (b) all awards of restricted stock, performance share units and stock options, in each case, whether vested or unvested, that were then outstanding under the LTIP, (c) the grant notices and agreements evidencing such awards, and (d) the then remaining unallocated share reserve issuable under the LTIP; and the terms and conditions that were in effect immediately prior to the Reorganization under each outstanding award assumed by New PR continue in full force and effect after the Reorganization, with certain exceptions to reflect the completion of the Reorganization, such as the performance share unit awards being in reference to performance of New PR instead of performance of the Company (with respect to the portion of the applicable performance period following the Reorganization);

•

as of the Effective Time, (a) New PR will assume the Permian Resources Corporation Third Amended and Restated Severance Plan (and each participation agreement thereunder that was then outstanding), (b) the terms and conditions of the Permian Resources Corporation Eighth Amended and Restated Non-Employee Director Compensation Program applicable to members of the board of directors of the Company (and any committees thereof) will be applied instead to members of the board of directors of New PR (and any committees thereof) (and any portion of such compensation to be granted in the form of equity-based awards will be granted in awards denominated with reference to New PR Class A Shares instead of Company Class A Shares) and (c) New PR will assume the Centennial Resource Development, Inc. Employee Stock Purchase Plan; and

•	the Company is expected to change its name from “Permian Resources Corporation” to “Permian Resources Holdings Inc.,” and New PR will change its name to “Permian Resources Corporation.”

Credit Agreement Amendment

Also on December 22, 2025, in connection with the Reorganization, OpCo entered into the Eleventh Amendment to Third Amended and Restated Credit Agreement (the “Eleventh Amendment”) with each of the lenders and guarantors party thereto and JPMorgan Chase Bank, N.A., as administrative agent. The Eleventh Amendment amends OpCo’s Third Amended and Restated Credit Agreement, dated as of February 18, 2022, as amended (the “Credit Agreement”).

The Eleventh Amendment made certain technical amendments to the Credit Agreement to, among other things, permit the Reorganization.

The foregoing descriptions are not complete and are qualified in their entirety by reference to (i) the Master Reorganization Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference, (ii) the Share Surrender and Unit Exchange Agreement, a form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference, and (iii) the Eleventh Amendment, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01. Entry into a Material Definitive Agreement relating to the Eleventh Amendment under the heading “Credit Agreement Amendment” above is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

In connection with the Reorganization, pursuant to the Share Surrender and Unit Exchange Agreement, New PR is expected to issue 48,916,754 New PR Class A Shares to the Contributing Members immediately following the Effective Time.

The New PR Class A Shares to be issued to the Contributing Members will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon an exemption from registration provided by Section 4(a)(2) of the Securities Act for transactions by an issuer not involving any public offering. New PR’s reliance upon Section 4(a)(2) of the Securities Act is based upon the following factors: (a) the issuance of the securities will be an isolated private transaction by New PR that does not involve a public offering, (b) there will only be a limited number of recipients and (c) New PR has received representations from the Contributing Members to support such exemption, including with respect to each Contributing Member’s status as an “accredited investor” (as that term is defined in Rule 501(a) of Regulation D promulgated under Section 4(a)(2) of the Securities Act).

The issuance of New PR Class A Shares and New PR Class C Shares pursuant to the Master Reorganization Agreement is exempt from registration as it involves no sale for value in which any investment decision is made.

Item 7.01	Regulation FD Disclosure.

On December 22, 2025, the Company issued a press release announcing that its Board of Directors (the “Board of Directors”) and the Audit Committee thereof have unanimously approved the Reorganization.

The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in Item 7.01 of this Current Report on Form 8-K, including the press release furnished as Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Statement Concerning Forward-Looking Statements

The information in this Current Report on Form 8-K includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements, other than statements of historical fact included in this Current Report on Form 8-K, regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this Current Report on Form 8-K, the words “could,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “goal,” “plan,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. These risks include, but are not limited to, the completion and the timing of the completion of the Reorganization and the other risks described in our filings with the U.S. Securities and Exchange Commission. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Master Reorganization Agreement, dated as of December 22, 2025, by and among Permian Resources Corporation, Permian Resources Operating, LLC, PRC NewCo Inc and PRC NewCo II Inc.

10.1	Form of Share Surrender and Unit Exchange Agreement (included in Exhibit 2.1).

10.2	Eleventh Amendment to Third Amended and Restated Credit Agreement, dated as of December 22, 2025.

99.1	Press Release, dated December 22, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant undertakes to furnish supplemental copies of any of the omitted schedules upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMIAN RESOURCES CORPORATION

By:	/s/ Guy Oliphint
Name:	Guy Oliphint
Title:	Executive Vice President and Chief Financial Officer

Date: December 22, 2025